Other Short-Term Borrowings (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Short-term Debt [Line Items]
Advances with the FHLB paying interest at maturity, at fixd rates of 0.30%	$ 295,000	$ 300,000
Term funds purchased paying interest at maturity, at fixed rates of 0.65%	0	52,500
Securities sold not yet purchased	0	10,459
Others	1,200	1,263
Total other short-term borrowings	$ 296,200	$ 364,222